EXHIBIT 10.1

     Consent of Ernst & Young Accountants, independent auditors

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                         [Letterhead of Ernst & Young]


ABN AMRO Holding N.V.
Gustav Mahlerlaan 10
1082 PP Amsterdam


Amsterdam, March 28, 2003

Subject: LETTER OF CONSENT ABN AMRO HOLDING N.V.

Dear Sirs,

Enclosed please find our manually signed consent relating to the incorporation by reference of our Auditors' Report dated March 14, 2003 with respect to the consolidated financial statements of ABN AMRO Holding N.V., The Netherlands for the year ended December 31, 2002, included in this Form 20-F for the year ended December 31, 2002, and dated March 28, 2003.

Yours faithfully,
For Ernst & Young Accountants

By:  /s/ P. Laan                        By: /s/ C.B. Boogaart
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     Name: P. Laan                          Name: C.B. Boogaart



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CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following documents of our Auditors' Report dated March 14, 2003 with respect to the consolidated financial statements of ABN AMRO Holding N.V., The Netherlands included in this Form 20-F for the year ended December 31, 2002, and dated March 28, 2003:

o Registration Statement (Form F-3/S-3 No. 333-74436) of ABN AMRO Bank N.V. and LaSalle Funding LLC, pertaining to the issuance of up to USD 2,500,000,000 aggregate principal amount of debt securities by LaSalle Funding LLC, unconditionally and fully guaranteed by ABN AMRO Bank N.V., dated November 30, 2001;

o Registration Statement (Form S-8 No. 333-81400) of ABN AMRO Holding N.V. pertaining to the ABN AMRO WCS Holding Company 401(k) Savings Plan dated January 25, 2002;

o Registration Statement (Form S-8 No. 333-84044) of ABN AMRO Holding N.V., pertaining to the ABN AMRO Key Employee Equity Program with Co-Investment Plan and ABN AMRO Incorporated US Retention Plan dated February 28, 2002; and

o Registration Statement (Form F-3/A No. 333-89136) of ABN AMRO Bank N.V., pertaining to the issuance of up to USD 2,000,000,000 aggregate principal amount of debt securities, dated July 1, 2002.

Amsterdam, The Netherlands
March 28, 2003


/s/ Ernst & Young
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Ernst & Young Accountants


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